UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015 (November 24, 2015)

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

225 Liberty Street, 29th Floor

New York, New York 10281

(Address of principal executive offices, including zip code)

(800) 735-3362

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Definitive Material Agreement

Indenture with respect to 5.000% Senior Secured Notes due 2024

On November 25, 2015, First Data Corporation (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of 5.000% Senior Secured Notes due 2024 (the “first lien notes”), which mature on January 15, 2024, pursuant to an indenture, dated November 25, 2015, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “First Lien Indenture”).  The Company intends to use the net proceeds from the issue and sale of the first lien notes, together with the net proceeds from the issue and sale of the second lien notes (as defined below), to (i) redeem all of its outstanding 8.25% senior second lien notes due 2021 and all of its outstanding 8.75% senior second lien notes due 2022 and (ii) pay any applicable premiums and related fees and expenses.

Interest Rate

The first lien notes accrue interest at the rate of 5.000% per annum and mature on January 15, 2024. Interest on the first lien notes is payable in cash on January 15 and July 15 of each year.

Ranking

The first lien notes:

•      rank senior in right of payment to any existing and future subordinated indebtedness;

•         rank equally in right of payment with all of the Company’s existing and future senior indebtedness;

•         are effectively senior in right of payment to indebtedness under the Company’s existing senior unsecured notes and the Company’s existing and future senior secured second lien notes to the extent of the value of the collateral securing the first lien notes;

•         are effectively equal in right of payment with indebtedness under the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes; and

•         are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the Company’s subsidiary guarantors).

Guarantees

The first lien notes are jointly and severally and fully and unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future direct and indirect wholly owned domestic subsidiaries that guarantees the Company’s senior secured credit facilities. Each of the guarantees of the first lien notes is a general senior obligation of each guarantor and:

•      rank senior in right of payment to all existing and future subordinated indebtedness of the subsidiary guarantor;

•      rank equally in right of payment with all existing and future senior indebtedness of the subsidiary guarantor;

•      are effectively senior in right of payment to the guarantees of the Company’s existing senior unsecured notes and the Company’s existing senior secured second lien notes to the extent of the subsidiary guarantor’s value of the collateral securing the first lien notes;

•      are effectively equal in right of payment with the guarantees of the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes; and

•      are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of a subsidiary guarantor that is not also a guarantor of the first lien notes.

Any guarantee of the first lien notes will be released in the event such guarantee is released under the Company’s senior secured credit facilities.

Security

Pursuant to an amended and restated security agreement (the “First Lien Amended and Restated Security Agreement”) and an amended and restated pledge agreement (the “First Lien Amended and Restated Pledge

Agreement”), each dated as of August 11, 2015, among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent, the first lien notes and the guarantees are secured by first-priority liens, subject to permitted liens, on certain of the Company’s assets and the assets of the subsidiary guarantors that secure the Company’s senior secured credit facilities and other first-lien indebtedness including:

•                  substantially all the capital stock of any of the Company’s wholly owned first-tier subsidiaries or of any subsidiary guarantor of the first lien notes (but limited to 65% of the voting stock of any such material wholly owned first-tier subsidiary that is a foreign subsidiary); and

•                  substantially all tangible and intangible assets of the Company and each subsidiary guarantor, other than (1) certain real property, (2) settlement assets and (3) deposit accounts, other bank or securities accounts, cash, leaseholds, excluded stock and stock equivalents, motor vehicles and other customary exceptions.

Prepayments and Redemptions

The Company is required to make an offer to repay the first lien notes with net proceeds from specified asset sales, subject to the right to repay other senior secured debt and certain other types of indebtedness or reinvest such proceeds in the Company’s business. In addition, the Company will be required to offer to repay the first lien notes upon the occurrence of a change of control.

The Company may redeem the first lien notes, in whole or in part, at any time prior to January 15, 2019, at a price equal to 100% of the principal amount of the first lien notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” Thereafter, the Company may redeem the first lien notes, in whole or in part, at established redemption prices. On or prior to January 15, 2019, during each twelve-month period commencing on the issue date of the first lien notes, the Company may redeem up to 10% of the aggregate principal amount of the first lien notes at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest to the redemption date. In addition, on or prior to January 15, 2019, the Company may redeem up to 35% of the aggregate principal amount of first lien notes with the net cash proceeds from certain equity offerings at established redemption prices.

Certain Covenants and Events of Default

The First Lien Indenture contains a number of covenants that, among other things, restricts, subject to certain exceptions, the Company’s and its restricted subsidiaries’ ability to:

•        incur additional debt or issue certain preferred shares;

•        pay dividends on or make other distributions in respect of capital stock or make other restricted payments;

•        make certain investments;

•        sell certain assets;

•        create liens on certain assets to secure debt;

•        consolidate, merge, sell or otherwise dispose of all or substantially all assets;

•        enter into certain transactions with affiliates; and

•        designate subsidiaries as unrestricted subsidiaries.

In addition, the First Lien Indenture imposes certain requirements as to future subsidiary guarantors. The First Lien Indenture provides that certain of the covenants will be suspended during any periods in which the first lien notes are rated investment grade. The First Lien Indenture also contains certain customary events of default.

The foregoing description of the First Lien Indenture, the First Lien Amended and Restated Security Agreement and the First Lien Amended and Restated Pledge Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 4.1 through 4.3 and incorporated by reference herein.

Indenture with respect to 5.750% Senior Secured Second Lien Notes due 2024

On November 25, 2015, the Company issued and sold $2,200,000,000 aggregate principal amount of 5.750% Senior Secured Second Lien Notes due 2024 (the “second lien notes”), which mature on January 15, 2024, pursuant to an indenture, dated November 25, 2015, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Second Lien Indenture”).  The Company intends to use the net proceeds from the issue and sale of the second lien notes, together with the net proceeds from the issue and sale of the first lien notes, to (i) redeem all of its outstanding 8.25% senior second lien notes due 2021 and all of its outstanding 8.75% senior second lien notes due 2022 and (ii) pay any applicable premiums and related fees and expenses.

Interest Rate

The second lien notes accrue interest at the rate of 5.750% per annum and mature on January 15, 2024. Interest on the second lien notes is payable in cash on January 15 and July 15 of each year.

Ranking

The second lien notes:

•      rank senior in right of payment to any existing and future subordinated indebtedness;

•         rank equally in right of payment with all of the Company’s existing and future senior indebtedness;

•         are effectively senior in right of payment to indebtedness under the Company’s existing senior unsecured notes to the extent of the value of the collateral securing the second lien notes, subject to liens securing indebtedness under the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes;

•         are effectively equal in right of payment with the Company’s existing and future senior secured second lien notes;

•         are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the Company’s subsidiary guarantors); and

•         are effectively subordinated to all of the Company’s existing and future indebtedness that will be secured on a first-priority basis by the same assets of the Company and the Company’s subsidiary guarantors that secure the second lien notes (including obligations under the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes).

Guarantees

The second lien notes are jointly and severally and fully and unconditionally guaranteed on a senior secured second lien basis by each of the Company’s existing and future direct and indirect wholly owned domestic subsidiaries that guarantees the Company’s senior secured credit facilities. Each of the guarantees of the second lien notes is a general senior obligation of each guarantor and:

•      rank senior in right of payment to all existing and future subordinated indebtedness of the subsidiary guarantor;

•      rank equally in right of payment with all existing and future senior indebtedness of the subsidiary guarantor;

•      are effectively senior in right of payment to the guarantees of the Company’s existing senior unsecured notes to the extent of the subsidiary guarantor’s value of the collateral securing the second lien notes, subject to liens securing indebtedness under the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes;

•      are effectively equal in right of payment with the guarantees of the Company’s existing and future senior secured second lien notes;

•      are effectively junior in right of payment to the guarantees of the Company’s senior secured credit facilities and the Company’s existing and future senior secured first lien notes to the extent of the value of the collateral securing such indebtedness; and

•      are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of a subsidiary guarantor that is not also a guarantor of the second lien notes.

Any guarantee of the second lien notes will be released in the event such guarantee is released under the Company’s senior secured credit facilities.

Security

Pursuant to an amended and restated security agreement (the “Second Lien Amended and Restated Security Agreement”) and an amended and restated pledge agreement (the “Second Lien Amended and Restated Pledge Agreement”), each dated as of November 25, 2015, among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent, the second lien notes and the guarantees are secured by second-priority liens, subject to permitted liens, on certain of the Company’s assets and the assets of the subsidiary guarantors that secure the Company’s senior secured credit facilities and other first-lien indebtedness including:

•                  substantially all the capital stock of any of the Company’s wholly owned first-tier subsidiaries or of any subsidiary guarantor of the second lien notes (but limited to 65% of the voting stock of any such material wholly owned first-tier subsidiary that is a foreign subsidiary); and

•                  substantially all tangible and intangible assets of the Company and each subsidiary guarantor, other than (1) certain real property, (2) settlement assets and (3) deposit accounts, other bank or securities accounts, cash, leaseholds, excluded stock and stock equivalents, motor vehicles and other customary exceptions.

Prepayments and Redemptions

The Company is required to make an offer to repay the second lien notes with net proceeds from specified asset sales, subject to the right to repay other senior secured debt and certain other types of indebtedness or reinvest such proceeds in the Company’s business. In addition, the Company will be required to offer to repay the second lien notes upon the occurrence of a change of control.

The Company may redeem the second lien notes, in whole or in part, at any time prior to January 15, 2019, at a price equal to 100% of the principal amount of the second lien notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” Thereafter, the Company may redeem the second lien notes, in whole or in part, at established redemption prices. On or prior to January 15, 2019, during each twelve-month period commencing on the issue date of the second lien notes, the Company may redeem up to 10% of the aggregate principal amount of the second lien notes at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest to the redemption date. In addition, on or prior to January 15, 2019, the Company may redeem up to 35% of the aggregate principal amount of second lien notes with the net cash proceeds from certain equity offerings at established redemption prices.

Certain Covenants and Events of Default

The Second Lien Indenture contains a number of covenants that, among other things, restricts, subject to certain exceptions, the Company’s and its restricted subsidiaries’ ability to:

•      incur additional debt or issue certain preferred shares;

•      pay dividends on or make other distributions in respect of capital stock or make other restricted payments;

•      make certain investments;

•      sell certain assets;

•      create liens on certain assets to secure debt;

•      consolidate, merge, sell or otherwise dispose of all or substantially all assets;

•      enter into certain transactions with affiliates; and

•      designate subsidiaries as unrestricted subsidiaries.

In addition, the Second Lien Indenture imposes certain requirements as to future subsidiary guarantors. The Second Lien Indenture provides that certain of the covenants will be suspended during any periods in which the second lien notes are rated investment grade. The Second Lien Indenture also contains certain customary events of default.

The foregoing description of the Second Lien Indenture, the Second Lien Amended and Restated Security Agreement and the Amended and Restated Pledge Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 4.4 through 4.6 and incorporated by reference herein.

2015 November Joinder Agreement with Respect to Credit Agreement

On November 24, 2015, the Company entered into a 2015 November Joinder Agreement (the “Joinder Agreement”) relating to its Credit Agreement, dated as of September 24, 2007, as amended and restated as of September 28, 2007, as further amended as of August 10, 2010, March 24, 2011, March 13, 2012 and August 16, 2012, as modified as of September 27, 2012 and February 13, 2013, as further amended as of April 10, 2013, April 15, 2013, January 30, 2014, July 18, 2014 and June 2, 2015 and as further modified as of July 10, 2015, respectively, among the Company, the several lenders from time to time parties thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Pursuant to the Joinder Agreement, the Company incurred an aggregate principal amount of (i) $1,250 million in new dollar denominated term loans and (ii) €200 million in new euro denominated term loans, in each case with an ultimate maturity date of July 10, 2022 (the “New 2022B Term Loans”).  The interest rate applicable to the New 2022B Term Loans is a rate equal to, at the Company’s option, either (a) LIBOR plus 375 basis points or (b) solely with respect to New 2022B Term Loans denominated in dollars, a base rate plus 275 basis points.  The Company intends to use the net cash proceeds from the incurrence of the New 2022B Term Loans to refinance all or a portion of certain of the Company’s outstanding term loan borrowings and to pay certain fees and expenses.

The foregoing description of the Joinder Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Joinder Agreement, which is filed as Exhibit 4.7 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure

As  a result of capital market transactions announced since June 30, 2015, the Company expects to realize overall annualized net cash interest savings of approximately $550 million, reducing its annualized cash interest expense to approximately $1 billion after closing all of the transactions.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

4.1

Indenture, dated as November 25, 2015, by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 5.000% Senior Secured Notes due 2024.

4.2

Amended and Restated Security Agreement, dated as of August 11, 2015, among the Company, the other grantors named therein and Wells Fargo Bank, National Association, as collateral agent (filed as Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on August 13, 2015).

4.3

Amended and Restated Pledge Agreement, dated as of August 11, 2015, among the Company, the other pledgors named therein and Wells Fargo Bank, National Association, as collateral agent (filed as Exhibit 4.3 to the Company’s Form 8-K filed with the SEC on August 13, 2015).

4.4

Indenture, dated as November 25, 2015, by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 5.750% Senior Secured Second Lien Notes due 2024.

4.5	Amended and Restated Security Agreement, dated as of November 25, 2015, among the Company, the other grantors named therein and Wells Fargo Bank, National Association, as collateral agent.

4.6	Amended and Restated Pledge Agreement, dated as of November 25, 2015, among the Company, the other pledgors named therein and Wells Fargo Bank, National Association, as collateral agent.

4.7

2015 November Joinder Agreement, dated as of November 24, 2015, among the Company, certain of its subsidiaries, the lender party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent

Exhibit B — Marked Pages of the Conformed Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: December 1, 2015	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary